SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐
Check the appropriate box:
☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12
SunAmerica Focused Alpha Growth Fund, Inc.
SunAmerica Focused Alpha Large-Cap Fund, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of filing fee (Check the appropriate box):
☑	No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
1)	Title of each class of securities to which transaction applies: N/A

2)	Aggregate number of securities to which transaction applies: N/A

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4)	Proposed maximum aggregate value of transaction: N/A

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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SUNAMERICA FOCUSED ALPHA GROWTH FUND, INC.
SUNAMERICA FOCUSED ALPHA LARGE-CAP FUND, INC.

Harborside Financial Center
3200 Plaza 5
Jersey City, New Jersey 07311

March 19, 2008

Dear Shareholder:

Enclosed is a joint proxy statement (the “Proxy Statement”) asking you to vote in favor of a proposal for the election of Class III Directors of SunAmerica Focused Alpha Growth Fund, Inc. and SunAmerica Focused Alpha Large-Cap Fund, Inc. (each, a “Fund” and together the “Funds”) for three-year terms and until their respective successors are duly elected and qualify. Annual meetings are being held on April 25, 2008 (each, an “Annual Meeting”) for the shareholders of the Funds to consider this proposal and to transact any other business that may properly come before the Annual Meeting.

Shareholders of each Fund are being asked to approve the same proposal with respect to the election of Class III Directors, and all of the information that must be included in a proxy statement for your Fund needs to be included in a proxy statement for the other Fund as well. Therefore, in order to save your Fund money and to promote efficiency, one Proxy Statement has been prepared for the Funds.

This Proxy Statement contains detailed information about the proposal, and we recommend that you read it carefully. We have attached a “Questions and Answers” section that we hope will assist you in evaluating the proposal.

We appreciate your cooperation and continued support.

Sincerely,

John T. Genoy
President
SunAmerica Focused Alpha
Growth Fund, Inc.
SunAmerica Focused Alpha
Large-Cap Fund, Inc.

Proxy cards for each Fund are enclosed along with the Proxy Statement. Please vote your shares today by signing and returning the enclosed proxy card(s) in the postage prepaid envelope provided. The Board of Directors of each respective Fund recommends that you vote “FOR” each proposal.

QUESTIONS AND ANSWERS

Q:	WHAT IS THE PURPOSE OF THIS PROXY SOLICITATION?

A:	The purpose of this proxy solicitation is to ask you to vote on the election of Class III Directors of the respective Board of Directors (each, a “Board” and together the “Boards”) of SunAmerica Focused Alpha Growth Fund, Inc. and SunAmerica Focused Alpha Large-Cap Fund, Inc. (each, a “Fund” and together the “Funds”) to serve for three-year terms, which will expire at the annual meeting of shareholders to be held in 2011 and until their successors are duly elected and qualify.

Q:	WHO IS ASKING FOR MY VOTE?

A:	Each respective Fund’s Board has requested your vote at the annual meeting of shareholders to be held on April 25, 2008 (each, an “Annual Meeting”) at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311.

Q.	WHY AM I BEING ASKED TO VOTE FOR CLASS III DIRECTORS?

A:	Each respective Fund’s Articles of Incorporation provide that the Board will be divided into three classes, as determined by the Board, each of which will serve for three years, with one class being elected each year. Mr. Samuel M. Eisenstat, Mr. Stephen J. Gutman and Mr. Peter A. Harbeck were each elected as Class III Directors to serve until the 2008 Annual Meeting and until their respective successors are duly elected and qualify.

Also, each Fund is listed on the New York Stock Exchange, Inc. (“NYSE”). The NYSE requires each Fund to hold an annual meeting each year. Each Annual Meeting will serve as that Fund’s annual meeting for 2008.

Q:	HOW MANY VOTES ARE NEEDED TO APPROVE THE PROPOSAL?

A:	The affirmative vote of the holders of a plurality of the shares of that respective Fund cast in person or by proxy and entitled to vote thereon at the Annual Meeting at which a quorum is present is necessary for the election of a director.

Q:	HOW DO THE BOARDS RECOMMEND THAT I VOTE?

A:	Each respective Fund’s Board recommends that shareholders vote “FOR” the election of the three nominees to the Board of each Fund.

Q:	HOW CAN I VOTE MY SHARES?

A:	Please choose one of the following options to vote your shares:

•	By mail, with the enclosed proxy card;

•	By touch-tone telephone, with a toll-free call to the telephone number that appears on your proxy card;

•	Through the Internet, by using the Internet address located on your proxy card and following the instructions on the site; or

•	In person at the Annual Meeting.

THE ATTACHED PROXY STATEMENT CONTAINS MORE DETAILED INFORMATION ABOUT THE PROPOSAL. PLEASE READ IT CAREFULLY.

SUNAMERICA FOCUSED ALPHA GROWTH FUND, INC.
SUNAMERICA FOCUSED ALPHA LARGE-CAP FUND, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
April 25, 2008

TO THE SHAREHOLDERS:

The annual meeting of shareholders of SunAmerica Focused Alpha Growth Fund, Inc. and SunAmerica Focused Alpha Large-Cap Fund, Inc. (each, a “Fund” and together, the “Funds”) will be held at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey, on April 25, 2008 (each, an “Annual Meeting”), at the times listed below, for the following purposes:

Matter to be voted upon by shareholders of each respective Fund:

(1)	To elect three Directors to serve as Class III Directors for three-year terms, which expire at the annual meeting of shareholders to be held in 2011, and until their successors are duly elected and qualify; and

(2)	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

You are entitled to vote at the Annual Meeting, and at any postponements or adjournments thereof, of each Fund in which you owned shares at the close of business on March 11, 2008. Please execute and return promptly in the enclosed envelope the accompanying proxy card(s) for the Fund(s) in which you own shares. Returning your proxy promptly is important to ensure a quorum at the Annual Meeting and to save the expense of further mailings. You may revoke your proxy at any time before it is exercised by (i) the subsequent execution and submission of a revised proxy, (ii) giving a written notice of revocation to the Fund, or (iii) voting in person at the meeting(s).

Fund	Time of Meeting

SunAmerica Focused Alpha Growth Fund, Inc.	10:00 a.m.
SunAmerica Focused Alpha Large-Cap Fund, Inc.	10:30 a.m.

This notice and related proxy materials are first being mailed to shareholders of the Funds on or about March 24, 2008.

By Order of Each Fund’s Board,
Gregory N. Bressler
Secretary
SunAmerica Focused Alpha
Growth Fund, Inc.
SunAmerica Focused Alpha
Large-Cap Fund, Inc.

YOUR VOTE IS IMPORTANT

NO MATTER HOW MANY SHARES YOU OWN

Please indicate your voting instructions on the enclosed proxy card(s), date and sign it, and return it in the postage paid envelope provided. If you sign, date and return the proxy card(s), but give no voting instructions, your shares will be voted “FOR” the nominees for Director named in the attached proxy statement and, in the proxy holder’s discretion with respect to any other business that may properly arise at the Annual Meetings. In order to avoid additional expense to a Fund of further solicitation, we ask your cooperation in mailing in your proxy card promptly.

SUNAMERICA FOCUSED ALPHA GROWTH FUND, INC.
SUNAMERICA FOCUSED ALPHA LARGE-CAP FUND, INC.

Harborside Financial Center
3200 Plaza 5
Jersey City, New Jersey 07311

PROXY STATEMENT
Annual Meeting of Shareholders
April 25, 2008

This joint proxy statement (“Proxy Statement”) is being furnished to shareholders of SunAmerica Focused Alpha Growth Fund, Inc. (“FGF”) and SunAmerica Focused Alpha Large-Cap Fund, Inc. (“FGI”) (each a “Fund” and together the “Funds”) in connection with the solicitation by their respective Board of Directors (each, a “Board” and together the “Boards”) of proxies to be used at the annual meeting of shareholders to be held on April 25, 2008 at the times listed below, at Harborside Financial Center, Jersey City, New Jersey 07311, or at any postponement or adjournments thereof (each, an “Annual Meeting”). This Proxy Statement will first be mailed to Shareholders on or about March 24, 2008.

Each Fund is a closed-end investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”), and is organized as a Maryland corporation. Each Fund’s shares of common stock are referred to as “Shares,” and the holders of the Shares as “Shareholders”; and directors are referred to as “Directors.”

Fund	Time of Meeting

SunAmerica Focused Alpha Growth Fund, Inc.	10:00 a.m.
SunAmerica Focused Alpha Large-Cap Fund, Inc.	10:30 a.m.

Each Annual Meeting is being held to consider and vote on the following matters, as indicated below and described more fully herein:

Matters to be voted upon by Shareholders of each Fund:

(1)	To elect three Directors to serve as Class III Directors for three-year terms, which will expire at the annual meeting of shareholders to be held in 2011, and until their successors are duly elected and qualify; and

(2)	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

AIG SunAmerica Asset Management Corp. (“AIG SunAmerica”) serves as the investment adviser and administrator to each Fund.

The principal business office and address of AIG SunAmerica is Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311. AIG SunAmerica was organized as a Delaware corporation in 1982. It is an indirect, wholly-owned subsidiary of American International Group, Inc. (“AIG”). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad.

VOTING INFORMATION

Shareholders of record of a respective Fund at the close of business on March 11, 2008 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting. The number of Shares of each Fund that were issued and outstanding as of the Record Date is set forth in Exhibit A to this Proxy Statement. Each Share shall have one vote.

Quorum.  A quorum for the transaction of business at the Annual Meeting is constituted with respect to a Fund by the presence in person or by proxy of holders of one-third of the Shares of the Fund entitled to vote at the Annual Meeting. For purposes of determining the presence of a quorum at the Annual Meeting, abstentions and broker non-votes (that is, Shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote, and for which the broker does not have discretionary voting authority) will be counted as Shares present for purposes of determining whether a quorum is present.

Required Vote.  The vote of a plurality of all of the votes cast at the Annual Meeting at which a quorum is present is necessary for the election of a director. For purposes of the election of directors, abstentions will not be counted as votes cast and will have no effect on the result of the vote. Brokers who hold Shares in street name for the beneficial owners or other persons entitled to vote have discretionary authority to vote on “routine” proposals, such as the election of directors, when they have not received instructions from the beneficial owners of those Shares. Proxies from brokers indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote Shares on the proposal will be voted “FOR” the proposal.

In the event that a quorum is not present at the Annual Meeting for a Fund, or if a quorum is present at the Annual Meeting but sufficient votes to approve a proposal for a Fund are not received, the persons named as proxy holders may propose one or more adjournments of the Annual Meeting for the affected Fund to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those Shares represented at the Annual Meeting, whether in person or by proxy. In such a case, the persons named as proxy holders will vote those proxies which they are entitled to vote in favor of the proposal “FOR” the adjournment as to that proposal, and will vote those proxies required to be voted against the proposal “AGAINST” the adjournment as to that proposal.

The individuals named as proxy holders on the enclosed proxy card will vote in accordance with your direction as indicated thereon, if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. With respect to each Fund, if you give no voting instructions, your Shares will be voted “FOR” the nominees named herein for the respective Board and, in the proxy holder’s discretion, with respect to any other business that may properly arise at the Annual Meeting.

Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Fund’s Secretary (the “Secretary”) at AIG SunAmerica, Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311. To be effective, such revocation must be received by the Secretary prior to the Annual Meeting and must indicate your name and account number. In addition, although mere attendance at the Annual Meeting will not revoke a proxy, a Shareholder present at the Annual Meeting may withdraw his or her proxy by voting in person.

Each Fund will furnish, without charge, a copy of each Fund’s annual report for the fiscal year ended December 31, 2007 to a Shareholder upon request. To request a copy, please write the Fund c/o AIG SunAmerica, Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311, or call the Fund at 800-858-8850.

PROPOSAL 1: ELECTION OF CLASS III DIRECTORS

Each Fund’s Articles of Incorporation provide that the Board will be divided into three classes, as determined by the Board, each of which will serve for three years, with one class being elected each year. Each year the term of office of one class expires. Directors who are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the 1940 Act) of a respective Fund or AIG SunAmerica, are referred to in this Proxy Statement as “Interested Directors.” Directors who are not interested persons as described above are referred to in this Proxy Statement as “Independent Directors.”

Mr. Samuel M. Eisenstat, Mr. Stephen J. Gutman and Mr. Peter A. Harbeck were elected by the initial Shareholder as Directors of each respective Fund. Mr. Eisenstat, Mr. Gutman and Mr. Harbeck were elected as Class III Directors for each Fund to serve until the 2008 Annual Meeting and until their respective successors are duly elected and qualify.

The Board of each Fund, including the Independent Directors, upon the recommendation of each Board’s Nominating and Compensation Committee, which is composed solely of Independent Directors, has nominated Mr. Eisenstat, Mr. Gutman and Mr. Harbeck to serve as Class III Directors for three-year terms to expire at the annual meeting of Shareholders to be held in 2011, and until their successors are duly elected and qualify. The nominees have indicated an intention to serve if elected and have consented to be named in this Proxy Statement.

It is the intention of the persons named as proxy holders on the enclosed proxy card to vote “FOR” the election of Mr. Eisenstat, Mr. Gutman and Mr. Harbeck to serve as Class III Directors. The Board of each Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominees as the Board may recommend.

The names of each Fund’s nominees for election as Class III Directors and the other Directors of the Funds, their ages and principal occupations during the past five years, are provided in the tables below. Unless otherwise noted, the address of each Director is c/o AIG SunAmerica, Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311.

CLASS I DIRECTORS
(Term expiring at the Annual Meeting to be held in 2009)

				Number of
				Portfolios
		Term of		in Fund
	Position(s)	Office and	Principal Occupation(s)	Complex	Other
	Held	Length of Time	During	Overseen by	Directorships
Name, Age & Address	with Fund	Served (1)	Past 5 Years	Director (2)	Held

Independent Directors
Jeffrey S. Burum DOB: February 27, 1963	Class I Director	Current term expires in 2009; Director since 2005	Founder and Chairman of the Board, National Community Renaissance (1992 to Present); Founder, Owner and Partner of Colonies Crossroads, Inc. (2000 to Present); Owner and Managing Member of Diversified Pacific Development Group, LLC (1998 to Present).	39	None

William F. Devin DOB: December 30, 1938	Class I Director	Current term expires in 2009; Director since 2005	Retired	89	Director, Boston Options Exchange (2001 to Present).

CLASS II DIRECTORS
(Term expiring at the Annual Meeting to be held in 2010)

				Number of
				Portfolios
		Term of		in Fund
	Position(s)	Office and	Principal Occupation(s)	Complex	Other
	Held	Length of Time	During	Overseen	Directorships
Name, Age & Address	with Fund	Served (1)	Past 5 Years	by Director (2)	Held

Independent Directors

Dr. Judith L. Craven DOB: October 6, 1945	Class II Director	Current term expires in 2010; Director since 2005	Retired	88	Director, Belo Corporation (1992 to Present); Director, Sysco Corporation (1996 to Present); Director, Luby’s Inc. (1998 to Present).

William J. Shea DOB: February 9, 1948	Class II Director	Current term expires in 2010; Director since 2005	Managing Partner, DLB Capital, LLC (Private Equity) (2006 to Present); President and CEO, Conseco, Inc. (Financial Services) (2001 to 2004); Chairman of the Board of Centennial Technologies, Inc. (1998 to 2001).	49	Director, Boston Private Financial Holdings (2004 to Present).

CLASS III DIRECTORS
(Current Directors and Nominees for a Term expiring at the Annual Meeting to be held in 2011)

				Number of
				Portfolios in
		Term of		Fund
	Position(s)	Office and	Principal Occupation(s)	Complex	Other
	Held	Length of Time	During	Overseen	Directorships
Name, Age & Address	with Fund	Served (1)	Past 5 Years	by Director (2)	Held

Independent Directors
Samuel M. Eisenstat DOB: March 7, 1940	Chairman of the Board; Class III Director/ Nominee	Current term expires in 2008; Director since 2005	Attorney, solo practitioner.	49	Director, North European Oil Royal Trust.

Stephen J. Gutman DOB: May 10, 1943	Class III Director/ Nominee	Current term expires in 2008; Director since 2005	Senior Associate, Corcoran Group (Real Estate) (2003 to Present); President and Member of Managing Directors, Beau Brummel SoHo LLC (Licensing of menswear specialty retailing and other activities) (1988 to Present).	49	None

Interested Director

Peter A. Harbeck (3) DOB: January 23, 1954	Class III Director/ Nominee	Current term expires in 2008; Director since 2005	President, CEO and Director, AIG SunAmerica (1995 to Present); Director, AIG SunAmerica Capital Services, Inc. (“AIG SACS”) (1993 to Present); President and CEO, AIG Advisor Group, Inc. (2004 to Present).	97	None

(1)	Directors serve three-year terms until their successors are duly elected and qualify.

(2)	The term “Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of the investment adviser. The “Fund Complex” includes the SunAmerica Money Market Funds, Inc. (2 portfolios), SunAmerica Equity Funds (9 portfolios), SunAmerica Income Funds (5 portfolios), SunAmerica Focused Series, Inc. (18 portfolios), Anchor Series Trust (9 portfolios), AIG Series Trust (3 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 portfolio), VALIC Company I (33 portfolios), VALIC Company II (15 portfolios), SunAmerica Series Trust (35 portfolios), Seasons Series Trust (24 portfolios), FGF (1 portfolio), FGI (1 portfolio), AIG Strategic Hedge Fund of Funds (1 portfolio) and Brazos Mutual Funds (4 portfolios).

(3)	Mr. Harbeck is considered to be an Interested Director because he serves as President, CEO and Director of AIG SunAmerica and Director of AIG SACS.

The Board of each Fund recommends that Shareholders vote “FOR” the election of each Fund’s three nominees to that Fund’s Board.

EXECUTIVE OFFICERS

Officers of each Fund are appointed by its respective Board and serve at the pleasure of the Board. None of the Funds’ Officers currently receive any compensation from the Funds. The names of the Officers of each Fund who are not Directors, their ages and principal occupations during the past five years are provided in the table below. Unless otherwise noted, the address of each Officer is Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311.

Term of
Office and
	Positions (s)	Length of
Name, Age & Address	Held with Fund	Time Served	Principal Occupation(s) During Past 5 Years

EXECUTIVE OFFICERS
John T. Genoy DOB: November 8, 1968	President	December 2007 to Present	Chief Financial Officer, AIG SunAmerica (2002 to Present); Senior Vice President, AIG SunAmerica (2003 to Present); Chief Operating Officer, AIG SunAmerica (2006 to Present).

Gregory N. Bressler DOB: November 17, 1966	Secretary	2005 to Present	Senior Vice President and General Counsel, AIG SunAmerica (2005 to Present); Vice President and Director of U.S. Asset Management Compliance, Goldman Sachs Asset Management, L.P. (2004 to 2005); Deputy General Counsel, Credit Suisse Asset Management, LLC (“Credit Suisse”) (2002 to 2004); Counsel, Credit Suisse (2000 to 2002).

Donna M. Handel DOB: June 25, 1966	Treasurer	2005 to Present	Senior Vice President, AIG SunAmerica (2004 to Present); Vice President, AIG SunAmerica (1997 to 2004).

James Nichols DOB: April 7, 1966	Vice President	2006 to Present	Director, President and CEO, AIG SACS (2006 to Present); Senior Vice President, AIG SACS (2002 to 2006; Vice President, AIG SunAmerica (1995 to 2002).

Cynthia Gibbons DOB: December 6, 1967	Chief Compliance Officer	2005 to Present	Vice President, AIG SunAmerica (2007 to Present); Chief Compliance Officer, AIG SunAmerica (2002 to 2007); Securities Compliance Manager, American General Investment Management (2000 to 2002).

Nori L. Gabert DOB: August 15, 1953	Vice President and Assistant Secretary	2005 to Present	Vice President and Deputy General Counsel, AIG SunAmerica (2001 to Present); Vice President and Secretary, VALIC Company I and VALIC Company II (2000 to Present). Formerly, Associate General Counsel, American General Corporation (1997 to 2001).

Ownership of Securities

To the knowledge of each Fund, the officers and the Directors, as a group, owned less than 1% of the outstanding Shares of each Fund as of March 11, 2008. As of this date, based upon the Funds’ review of filings made pursuant to Sections 13 and 16 of the Securities Exchange Act of 1934, as amended, to the knowledge of each Fund, no person beneficially owned more than 5% of either Fund’s shares.

As of December 31, 2007, the dollar range of equity securities owned beneficially by each Director in the Funds and in any registered investment companies overseen by the Director within the same family of investment companies as the Funds was as follows:

Aggregate Dollar Range
of Equity Securities
in All Registered
Investment Companies
Overseen by Directors
	Dollar Range of	in Family of
Name of Trustee	Equity Securities in the Fund	Investment Companies [1]

INDEPENDENT DIRECTORS

Jeffrey S. Burum	FGF – None

	FGI – None	Over $100,000

Dr. Judith L. Craven	FGF – None

	FGI – None	None

William F. Devin	FGF – None

	FGI – None	Over $100,000

Samuel M. Eisenstat	FGF – $10,001 – $50,000

	FGI – None	$10,001 – $50,000

Stephen J. Gutman	FGF – None

	FGI – None	$1 – $10,000

William J. Shea	FGF – None

	FGI – None	None

INTERESTED DIRECTOR

Peter A. Harbeck	FGF – None	Over $100,000

FGI – None

[1]	The term “Family of Investment Companies” means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies includes the SunAmerica Money Market Funds, Inc. (2 portfolios), SunAmerica Equity Funds (9 portfolios), SunAmerica Income Funds (5 portfolios), SunAmerica Focused Series, Inc. (18 portfolios), Anchor Series Trust (9 portfolios), AIG Series Trust (3 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 portfolio), SunAmerica Series Trust (35 portfolios), Seasons Series Trust (24 portfolios), FGF (1 portfolio) and FGI (1 portfolio).

As of December 31, 2007, none of the Independent Directors or their immediate family members owned any shares of any entity (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with AIG SunAmerica.

Committees of the Board

Current Committees and Members

The Board of each Fund has established four committees, i.e., Audit, Nominating and Compensation, Ethics and Governance. Each committee is composed entirely of Independent Directors.

Audit Committee

Each Fund’s Board has established an Audit Committee, which is charged with selecting, overseeing and setting the compensation of the Fund’s independent registered public accounting firm. The Audit Committee is responsible for pre-approving all audit and non-audit services performed by the independent public accounting firm for each Fund and for pre-approving certain non-audit services performed by the independent registered public accounting firm for AIG SunAmerica and certain control persons of AIG SunAmerica. The Audit Committee is also responsible for reviewing with the independent registered public accounting firm the audit plan and results of the audit along with other matters. The members of each Fund’s Audit Committee are Messrs. Burum, Devin, Eisenstat, Gutman and Shea and Dr. Craven, each of whom is an Independent Director and each of whom meets the additional independence requirements as required by applicable listing standards of the NYSE. Mr. Shea serves as Chairman of the Audit Committee and has been designated as the Audit Committee Financial Expert, as such term is defined in Item 407(d)(5)(ii) of Regulation S-K.

The Audit Committee presents the following report:

In fulfilling its duties, each Fund’s Audit Committee has: (a) reviewed and discussed the Fund’s audited financial statements with management; (b) discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61; (c) received certain written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 and discussed the independent registered public accounting firm’s independence with them; and (d) based upon its review of the above, recommended to the Board that the Fund’s audited financial statements be included in each Fund’s annual report to Shareholders for the fiscal year.

As noted above, the members of the Audit Committee are Messrs. Burum, Devin, Eisenstat, Gutman and Shea and Dr. Craven

The Board of each Fund has adopted an Audit Committee Charter. A copy of the Audit Committee Charter is available on the Funds’ website, www.sunamericafunds.com.

Nominating and Compensation Committee

Each Fund’s Board has established a Nominating and Compensation Committee, which is responsible for, among other things, interviewing, evaluating and recommending candidates for board membership and reviewing the compensation of the Board and its committee members. The members of the Nominating and Compensation Committee are Messrs. Gutman and Devin.

Each Nominating and Compensation Committee will consider nominees recommended by Shareholders. In order to recommend a nominee, a Shareholder should send a letter to the chairperson of each Fund’s Nominating and Compensation Committee, Mr. Stephen J. Gutman, c/o the Secretary of the Fund at AIG SunAmerica, Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311 and indicate on the envelope “Nominating and Compensation Committee.” The Shareholder’s letter should state the nominee’s name and should include the nominees resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by Shareholders. In addition, such letter shall set forth (i) the age, business address and residence address of such nominee (ii) the number of any shares of stock of the Fund that are beneficially owned by such nominee, (iii) the date such shares were acquired and the investment intent of such acquisition, (iv) whether such Shareholder believes any such nominee is, or is not, an “interested person” of the Fund, as defined in the 1940 Act, and the rules promulgated thereunder and information regarding such nominee that is sufficient, in the discretion of the Board or the Nominating and Compensation Committee or any authorized officer of each of the Funds, to make such determination and (v) all other information relating to such nominee that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act of 1934, as amended, and the rules adopted thereunder (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected).

The Board of each Fund has adopted a Nomination and Compensation Committee Charter. A copy of the Nomination and Compensation Committee Charter is not available on the Funds’ website, but was included in the Funds’ proxy statement for their 2007 annual meetings.

Ethics Committee

Each Fund’s Board has established an Ethics Committee, which is responsible for, among other things, applying the Code of Ethics applicable to the Fund’s Principal Executive Officer and Principal Accounting Officer (the “Code”) to specific situations in which questions are presented to it and has the authority to interpret the Code in any particular situation. The Ethics Committee is also responsible for reviewing the ethical standards of all Fund service providers as they apply to the Fund; evaluating and, if necessary, investigating situations that raise or appear to raise ethical concerns; and reporting their findings and recommendations to the Board. The Ethics Committee will inform the Board of violations or waivers to the Code, as appropriate. The members of the Ethics Committee are Dr. Craven and Mr. Burum.

Governance Committee

Each Fund’s Board has established a Governance Committee, which is responsible for, among other things, reviewing and making recommendations with respect to the size and composition of the Board and its committees and monitoring and evaluating the functioning of the committees of the Board. The members of the Governance Committee are Messrs. Burum, Devin and Gutman.

Board and Committee Meetings

The Board and each committee met several times during its last fiscal year as set forth on Exhibit B. Each Director attended at least 75% of the Board and committee meetings on which that Director served during each Fund’s last fiscal year. The Funds do not have a policy regarding Board members’ attendance at annual shareholder meetings or special meetings and no Directors attended the 2007 annual shareholder meetings.

Compensation of Directors and Officers

The following table sets forth certain information regarding the compensation of each Fund’s Independent Directors for the calendar year ending December 31, 2007. Each Fund pays the fees and expenses of the Independent Directors. The Interested Directors receive no compensation from the Funds. Independent Directors receive an annual amount of $5,250 ($7,875 for the Chairman of the Fund) for serving as an Independent Director for each Fund. The Directors also receive fees for attending meetings of the Audit Committee and Special Meetings of the Board. Officers of the Fund receive no direct remuneration in such capacity from the Fund.

				Aggregate
		Pension or	Estimated	Compensation
	Aggregate	Retirement Benefits	Annual Benefits	from the
	Compensation	Accrued as Part of	Upon	Fund Complex
	From Each Fund	Fund Expenses(1)	Retirement(1)(2)	Paid to Directors

Jeffery S. Burum	$6,396	—	$238,608	$110,167
Samuel M. Eisenstat	$8,969	$56,960	$167,247	$200,050
Stephen J. Gutman	$6,396	$53,690	$204,702	$142,833
William F. Devin	$6,396	$292,774	$166,172	$252,769
Dr. Judith L. Craven	$6,396	275,718	$201,722	$220,477
William J. Shea	$6,396	—	$135,331	$144,533

(1)	FGF and FGI do not participate in the Fund Complex’s Retirement Plans and therefore the Funds do not accrue any expenses related to the Retirement Plans.

(2)	Assumes Participant elects to receive benefits in 15 yearly installments for AIG SunAmerica Disinterested Trustees’ and Directors’ Retirement Plan and 10 yearly installments for VALIC Company I and VALIC Company II Retirement Plans, as applicable.

INFORMATION CONCERNING THE FUNDS’ INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

Each Fund’s financial statements for its last-completed fiscal year were audited by PricewaterhouseCoopers LLP (“PwC”), independent registered public accounting firm. In addition, PwC prepares each Fund’s federal and state annual income tax returns and provides certain non-audit services. Each Fund’s Audit Committee has considered whether the provision of those non-audit services is compatible with maintaining PwC’s independence. Each Audit Committee has selected PwC as the Fund’s independent registered public accounting firm and such selection has been ratified by each Fund’s Board. PwC has served as the independent registered public accounting firm to each Fund for the fiscal years ended December 31, 2006 and December 31, 2007. PwC has informed each Fund that it has no material direct or indirect financial interest in the Fund.

Representatives of PwC are not expected to be present at the Annual Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Audit Fees

The aggregate fees billed by PwC to each Fund for professional services rendered for the audit of its annual financial statements for the fiscal year ended December 31, 2007 were $25,221. For the fiscal year ended December 31, 2006, such audit fees for each Fund were $23,819. Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

Audit-Related Fees

There were no audit-related fees billed by PwC for services rendered to FGF and FGI that were reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, for the fiscal year ended December 31, 2007 or for the fiscal year ended December 31, 2006.

With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no audit-related fees that were approved by the Audit Committee pursuant to the de minimis exception for the Funds’ fiscal year ended December 31, 2007 on behalf of (i) the Funds’ investment adviser and any entity controlling, controlled by, or under common control with the investment adviser (“Adviser Affiliates”) that provides ongoing services to the Funds, or (ii) the Funds themselves. There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (services provided by PwC to Adviser Affiliates that require pre-approval of the Funds’ Audit Committees) during the fiscal years indicated above.

Tax Fees

The aggregate tax fees billed by PwC to each Fund for services rendered for the fiscal year ended December 31, 2007 were $13,115. For the fiscal year ended December 31, 2006, such aggregate tax fees for each Fund were $12,495. Fees included in the tax fees category comprise all services performed by professional staff in the independent registered public accounting firm’s tax division except those services related to the audits. This category comprises fees for tax compliance, tax advice, tax planning and tax return preparation.

With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no tax fees that were approved by the Audit Committee pursuant to the de minimis exception for the Funds’ fiscal year ended December 31, 2007 on behalf of (i) Adviser Affiliates, or (ii) the Funds themselves. There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

All Other Fees

For the Funds’ fiscal years ended December 31, 2007 and December 31, 2006, there were no fees billed by PwC for other services provided to any Fund.

With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no fees within this category that were approved by the Audit Committee pursuant to the de minimis exception for the Funds’ fiscal year ended December 31, 2007 on behalf of (i) Adviser Affiliates, or (ii) the Funds themselves. There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

Each Fund’s Audit Committee Charter contains pre-approval policies and procedures. Reproduced below is an excerpt from the Audit Committee Charter regarding pre-approval policies and procedures:

The Audit Committee shall carry out the following functions:

2.	To approve prior to appointment the engagement of the Independent Auditor to provide other audit services to the Fund or to provide non-audit services to the Fund, [2] its investment adviser, subadviser (not including a subadviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) or any entity controlling, controlled by, or under common control with the investment adviser (“control affiliate”) that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund. [3] The Committee may delegate to one or more of its members (“Delegates”) authority to pre-approve permissible non-audit services to be provided to the Fund. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. The Committee may also, to the extent deemed appropriate, adopt policies and

2     The Independent Auditor is prohibited from providing certain non-audit services to the Fund at any point during the audit and professional engagement period. The prohibited non-audit services include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services; (ix) expert services unrelated to the audit; and (x) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.
3     Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided constitutes not more than 5% of the total amount of revenues paid to the Independent Auditor by the Fund, its investment adviser and control affiliate during the fiscal year in which the services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee or its delegate(s) prior to the completion of the audit for the year in which the services were rendered.

procedures for pre-approval of the engagement of the Fund’s Independent Auditor to provide any services described in this paragraph 2.

Aggregate Non-Audit Fees

The aggregate non-audit fees billed by PwC for services rendered to the Funds for each of the last two fiscal years are set forth in Exhibit C. Neither Fund’s Audit Committee was required to consider whether the provision of non-audit services that were rendered to the Fund’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, was compatible with maintaining PwC’s independence.

For each of the last two fiscal years, PwC did not provide any non-audit services to AIG SunAmerica and Adviser Affiliates that provide services to the Funds.

ADDITIONAL INFORMATION

The solicitation of proxies will be made primarily by mail, but solicitations may also be made by telephone or in person by regular employees of AIG SunAmerica who will not receive any compensation from the Funds. All costs of a Fund’s solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material and (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Fund’s Shares, will be borne by such Fund. The Funds have engaged Georgeson, Inc., 199 Water St., New York, NY 10038 to assist in proxy soliciting and tabulation for a fee of $2,200 plus expenses for FGF and $1,750 plus expenses for FGI.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and Section 30(h) of the 1940 Act, as applied to the Fund, require each Fund’s officers, Directors, AIG SunAmerica, affiliates of AIG SunAmerica and persons who beneficially own more than 10% of the Fund’s outstanding securities (“Reporting Persons”), to electronically file reports of ownership of the Fund’s securities and changes in such ownership with the Securities and Exchange Commission (“SEC”) and the NYSE. Such persons are required by SEC regulations to furnish the Fund with copies of all such filings.

Based solely on its review of the copies of such forms received by it and written representations from certain Reporting Persons that no year-end reports were required for those persons, and except as provided in the following sentence, the Funds believe that during the fiscal year ended December 31, 2007, the Reporting Persons complied with all applicable filing requirements. Richard J. Barton (Assistant Secretary) and John E. Smith, Jr. (Assistant Treasurer) filed a Form 3 Initial Statement of Beneficial Ownership of each Fund’s securities subsequent to the 10-day period specified in the Form.

SHAREHOLDER PROPOSALS

Each Fund has an annual meeting of shareholders. Shareholders of a Fund who wish to submit proposals for the nomination of individuals for election to the Board and other business to be considered at such Fund’s next annual meeting of shareholders should send such proposals to the Secretary of the Fund at AIG SunAmerica, Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311.

In order to be considered at the next annual meeting, shareholder proposals must be received by a Fund no later than November 24, 2008. In addition, if a shareholder wishes to submit a proposal for possible inclusion in a Fund’s 2009 proxy statement pursuant to Rule 14a-8 under the 1934 Act, such Fund must receive it no later than November 19, 2008. All nominations and proposals must be in writing.

Shareholder proposals that are submitted in a timely manner will not necessarily be included in a Fund’s proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws and must be submitted in accordance with each Fund’s Bylaws.

SHAREHOLDER COMMUNICATION WITH THE BOARD OF DIRECTORS

Shareholders wishing to communicate with members of each Board of Directors may submit a written communication directed to each Board of Directors c/o the Secretary of each Fund at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311.

OTHER BUSINESS

The Board of each Fund knows of no business that will be presented for consideration at the Annual Meeting other than as set forth above. If any other matter is properly presented, it is the intention of the persons named on the enclosed proxy card to vote in accordance with their discretion.

By Order of Each Fund’s Board,
Gregory N. Bressler
Secretary
SunAmerica Focused Alpha
Growth Fund, Inc.
SunAmerica Focused Alpha
Large-Cap Fund, Inc.

March 19, 2008

EXHIBIT INDEX

Exhibit A — State of Organization, Fiscal Year End and Shares Outstanding as of Record Date	A-1
Exhibit B — Schedule of Board and Committee Meetings	B-1
Exhibit C — Aggregate Non-Audit Fees Paid to Fund Auditors	C-1

Exhibit A

STATE OF ORGANIZATION, FISCAL YEAR END AND
SHARES OUTSTANDING AS OF RECORD DATE

	Fiscal	State of	Shares Outstanding
Fund Name	Year End	Organization	as of Record Date

SunAmerica Focused Alpha Growth Fund, Inc.	12/31	Maryland	20,355,235

SunAmerica Focused Alpha Large-Cap Fund, Inc.	12/31	Maryland	9,655,235

A-1

Exhibit B

SCHEDULE OF BOARD AND COMMITTEE MEETINGS

Number of Meetings
Over the Fund’s
Fund	Fiscal Year*

SunAmerica Focused Alpha Growth Fund, Inc.
Board	9
Audit	5
Nominating and Compensation	3
Ethics	1
Governance	1
SunAmerica Focused Alpha Large-Cap Fund, Inc.
Board	9
Audit	5
Nominating and Compensation	3
Ethics	1
Governance	1

*     The fiscal year end for each Fund is December 31.

B-1

Exhibit C

AGGREGATE NON-AUDIT FEES PAID TO FUND AUDITORS

	Aggregate Non-Audit Fees Paid For Two Most Recent Fiscal Years*
	On Behalf of the Fund		On Behalf of the Fund’s Investment Adviser and Any Entity Controlling, Controlled by, or Under Common Control with the Investment Adviser That Provides Ongoing Services to the Fund
Fund	2006	2007	2006	2007

SunAmerica Focused Alpha Growth Fund, Inc.	$12,495	$13,115	$0	$0
SunAmerica Focused Alpha Large-Cap Fund, Inc.	$12,495	$13,115	$0	$0

*     The fiscal year end for each Fund is December 31.

C-1

. NNNNNNNNNNNN SunAmerica Focused Alpha Growth Fund, Inc. NNNNNNNNNNNNNNN C123456789 000004 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext MR A SAMPLE DESIGNATION (IF ANY) 000000000.000000 ext 000000000.000000 ext ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 NNNNNNNNN ADD 6 Using a black ink pen, mark your votes with an X as shown in X this example. Please do not write outside the designated areas. Annual Meeting Proxy Card 3 PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. 3 A Election of Directors — The Board of Directors of the Fund unanimously recommends a vote FOR the nominees named below. 1. Nominees: For Withhold For Withhold For Withhold + 01 — Samuel M. Eisenstat 02 - Stephen J. Gutman 03 — Peter A. Harbeck This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted as recommended by the Board of Directors in favor of the Board’s nominees for the Directors named above, and in the proxy holder’s discretion with respect to any other business that may properly arise at the annual shareholder meeting. B Non-Voting Items Change of Address — Please print new address below. C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint owners must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND NNNNNNN3 0 A V 0 1 7 1 3 4 1 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + <STOCK#> 00V0EA

3 PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. 3 Proxy — SunAmerica Focused Alpha Growth Fund, Inc. Meeting Details April 25, 2008 at 10:00 a.m. This Proxy is Solicited on Behalf of the Board of Directors. I hereby appoint Kathleen Fuentes and Richard Barton, each with the power of substitution, as proxies for the undersigned to vote the shares of SunAmerica Focused Alpha Growth Fund, Inc. (the “Fund”) as to which I am entitled to vote, as shown on the reverse side, at the Annual Meeting of Shareholders of the Fund (the “Meeting”) to be held on April 25, 2008, at 10:00 a.m. Eastern Time, at the offices of the Fund, Harborside Financial Center, 33rd Floor, 3200 Plaza 5, Jersey City, New Jersey, and any adjournments thereof. In their discretion, the Proxies are authorized to vote upon such other business as may properly be presented to the Meeting or any adjournments, postponements, continuations or reschedulings thereof. (Continued and to be voted on reverse side.)

. NNNNNNNNNNNN SunAmerica Focused Alpha Large-Cap Fund, Inc. NNNNNNNNNNNNNNN C123456789 000004 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext MR A SAMPLE DESIGNATION (IF ANY) 000000000.000000 ext 000000000.000000 ext ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 NNNNNNNNN ADD 6 Using a black ink pen, mark your votes with an X as shown in X this example. Please do not write outside the designated areas. Annual Meeting Proxy Card 3 PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. 3 A Election of Directors — The Board of Directors recommends a vote FOR all the nominees listed. 1. Nominees: For Withhold For Withhold For Withhold + 01 — Samuel M. Eisenstat 02 — Stephen J. Gutman 03 — Peter A. Harbeck This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted as recommended by the Board of Directors in favor of the Board’s nominees for the Directors named above, and in the proxy holder’s discretion with respect to any other business that may properly arise at the annual shareholder meeting. B Non-Voting Items Change of Address — Please print new address below. C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint owners must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND NNNNNNN3 0 A V 0 1 7 1 3 3 1 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + <STOCK#> 00V0IA

3 PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. 3 Proxy — SunAmerica Focused Alpha Large-Cap Fund, Inc. Meeting Details April 25, 2008 at 10:30 a.m. This Proxy is Solicited on Behalf of the Board of Directors. I hereby appoint Kathleen Fuentes and Richard Barton, each with the power of substitution, as proxies for the undersigned to vote the shares of SunAmerica Focused Alpha Large-Cap Fund, Inc. (the “Fund”) as to which I am entitled to vote, as shown on the reverse side, at the Annual Meeting of Shareholders of the Fund (the “Meeting”) to be held on April 25, 2008, at 10:30 a.m. Eastern time, at the offices of the Fund, Harborside Financial Center, 33rd Floor, 3200 Plaza 5, Jersey City, New Jersey, and any adjournments thereof. In their discretion, the Proxies are authorized to vote upon such other business as may properly be presented to the Meeting or any adjournments, postponements, continuations or reschedulings thereof. (Continued and to be voted on reverse side)